                                                         CONFORMED COPY


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20459

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     September 30, 1997


                               CAMBREX CORPORATION

             (Exact name of Registrant as specified in its charter)


                                    DELAWARE

                 (State or other jurisdiction of incorporation)


        1-10638                                            22-2476135
(Commission File Number)                       (IRS Employer Identification No.)

One Meadowlands Plaza, East Rutherford, New Jersey                     07073

(Address of principal executive offices)                             (Zip Code)

Registrant's telephone number, including area code:                (201)804-3000
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                               CAMBREX CORPORATION

                                    FORM 8-K

                                 CURRENT REPORT

                               SEPTEMBER 30, 1997

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On September 30, 1997, the Registrant, through a wholly owned subsidiary, acquired 93% of BioWhittaker, Inc. (the "Seller") for $11.625 per share. The remaining 7% was acquired on October 3, 1997. The total purchase price was approximately $130.9 million. Sales of the Seller in fiscal 1996 (October 31 year-end) were $51.5 million. The purchase price was determined by arm's length negotiations between the Seller and the Registrant. There is no material relationship between the Seller and the Registrant and, to the best knowledge of the Registrant, there is no material relationship between the Seller and any of the Registrant's affiliates, directors or officers or any associates of any of its directors or officers.

         The funds used by the Registrant for the acquisition were supplied from borrowings under a new $400 million credit facility provided by a group of banks with Chase Manhattan Bank as administrative agent and First National Bank of Chicago as documentation agent.

         The Seller was acquired by purchase of the outstanding shares of common stock, with substantial indemnifications from the Seller. As a result of the acquisition, the Seller has become a wholly-owned subsidiary of the Registrant. The Seller develops, produces and sells cell culture products to the biotechnology and pharmaceutical industries for research and for the rapidly expanding commercial manufacture of biopharmaceutical products. The Registrant intends to continue such operations.

         The description contained herein of the acquisition is qualified in its entirety by reference to the Stock Purchase Agreement, dated August 22, 1997, between the Registrant, B.W. Acquisition Corporation and BioWhittaker, Inc., which is attached hereto as Exhibit 10.7.




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ITEM 5. OTHER EVENTS

         The Company entered into a new Loan Agreement ("Credit Agreement") on September 16, 1997 with The Chase Manhattan Bank, First National Bank of Chicago, Fleet Bank, National Association, Summit Bank, Wachovia Bank, N.A., BHF-Bank AG, Bank of America National Trust and Savings Association, The Bank of Nova Scotia, Credit Lyonnais NY Branch, First Union National Bank, PNC Bank, National Association, The Bank of New York, Rabobank Nederland NY Branch, CoreStates Bank, N.A., Mellon Bank, N.A., The Sakura Bank, Limited, State Street Bank and Trust Company, Sun Trust Bank, Atlanta, Banca Nazionale del Lavoro S.p.A. NY Branch, and Istituto Bancario San Paolo di Torino S.p.A. This Credit Agreement replaces the existing Revolving Credit and Term Loan Agreement ("Loan Agreement") with First National Bank of Chicago, Summit Bank, Fleet Bank, National Association, Wachovia Bank, N.A., BHF Bank AG, The First National Bank of Boston, Chase Manhattan Bank, and National City Bank. The new Credit Agreement provides for a revolving credit facility in the aggregate principal amount of $400,000,000.

         The new Credit Agreement permits the Company to choose between various interest rate options and to specify the portion of the borrowing to be covered by specific interest rate options. Under the Revolving Credit Agreement, the interest rate options available to the Company are: (a) U.S. Prime rate or (b) LIBOR plus the applicable margin (ranging from .225% of 1% to .5% of 1%) or (c) Competitive Bid at a LIBOR Rate Borrowing or a Fixed Rate Borrowing to be determined by auction. The applicable margin is adjusted based upon the Funded Indebtedness to Cash Flow Ratio of Cambrex Corporation. Additionally, the Company pays a commitment fee of between .15% of 1% to .25% of 1% on the entire portion of the Revolving Credit facilities.

         On September 18, 1997, $60,000,000 from the Credit Agreement was used to satisfy the outstanding indebtedness under the Loan Agreement.




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Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial statement of business acquired.

         (b) Pro forma financial information.

         It is impracticable for the Registrant presently to provide the required audited historical financial statements for the acquired business referred to in Item 2 of this Current Report and the required related pro forma financial information. Such financial statements and information will be filed in an amendment to this Current Report as soon as practicable.

         (c) Exhibits

         The following exhibits are filed herewith:

                                                                                Location
                                                                                (page no.
Exhibit    Description                                                          in this report)
-------    -----------                                                          ---------------
 4.4       A new Loan Agreement dated September 16, 1997 by
           and among the Registrant, Chase Manhattan Bank,
           The First National Bank of Chicago and a syndicate
           of banks, financial institutions and other entities.

10.7       Stock Purchase Agreement dated as of August 22,
           1997 between BW Acquisition Corporation,
           BioWhittaker, Inc. and the Registrant, for the purchase of BioWhittaker, Inc.

99.1       Press Release dated September 26, 1997 issued by the
           Registrant regarding cash tender offer of BioWhittaker, Inc.
           by BW Acquisition Corporation.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

                                                 CAMBREX CORPORATION

                                                 By: /s/ Douglas MacMillan
                                                    ----------------------------
                                                         Douglas MacMillan
                                                         Vice President and
                                                         Chief Financial Officer

Dated:  October 8, 1997




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                                EXHIBIT INDEX

                                                                                Location
                                                                                (page no.
Exhibit    Description                                                          in this report)
-------    -----------                                                          ---------------
 4.4       A new Loan Agreement dated September 16, 1997 by
           and among the Registrant, Chase Manhattan Bank,
           The First National Bank of Chicago and a syndicate
           of banks, financial institutions and other entities.

10.7       Stock Purchase Agreement dated as of August 22,
           1997 between BW Acquisition Corporation,
           BioWhittaker, Inc. and the Registrant, for the purchase of BioWhittaker, Inc.

99.1       Press Release dated September 26, 1997 issued by the
           Registrant regarding cash tender offer of BioWhittaker, Inc.
           by BW Acquisition Corporation.